UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 20, 2022

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

 ____________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws

PREFERRED STOCK

Series A

On September 30, 2019, the Board of Directors and the controlling shareholder of TPT Global Tech, Inc., (the “Company”) in accordance with the provisions of the Articles of Incorporation, as amended, and by-laws of the Company, amended the Articles of Incorporation to revise Series A Preferred Stock. A copy of the Articles of Amendment to the Articles of Incorporation are attached hereto as Exhibit 3.34. A copy of the amended language to Section 4 (a) of the Certificate of Designation of the Series A Preferred Stock is attached hereto as Exhibit 4.19.

On July 15, 2022, the Company filed Articles of Amendment to the Articles of Incorporation with the Florida Secretary of State with an effective date of July 5, 2022. A copy of the Articles of Amendment to the Articles of Incorporation are attached hereto as Exhibit 3.35.A copy of the Amended and Restated Certificate of Designation of the Series A Preferred Stock as amended is attached hereto in its entirety as Exhibit 4.20.

Series D

On April 5, 2022, the Company filed Articles of Amendment to the Articles of Incorporation with the Florida Secretary of State with an effective date of March 20, 2022. A copy of the Articles of Amendment to the Articles of Incorporation are attached hereto as Exhibit 3.36. A copy of the Amended and Restated Certificate of Designation of the Series D Preferred Stock as amended is attached hereto in its entirety as Exhibit 4.21.

Series E

On November 10, 2021, the Company amended its Articles of Incorporation to designate Series E Convertible Preferred Stock. A copy of the Articles of Amendment to the Articles of Incorporation are attached hereto as Exhibit 3.37.

The Amendment designated 10,000,000 shares of the authorized 100,000,000 shares of the Company's $0.001 par value preferred stock as the Series E Convertible Preferred Stock ("the Series E Preferred Shares."). A copy of the Certificate of Designation of the Series E Preferred Stock is attached hereto in its entirety as Exhibit 4.22.

On March 20, 2022, the Company amended its Series E Designation from November 10, 2021.  A copy of the Articles of Amendment to the Articles of Incorporation are attached hereto as Exhibit 3.38 and a copy of the amended Certificate of Designation of the Series E Preferred Stock as amended is attached hereto in its entirety as Exhibit 4.23.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On July 7, 2022, the Company issued a press release entitled “TPT Global Tech Subsidiary Signs Agreement to Acquire Alabama Based IST LLC with $9.5M Backlog in Executed Government Contracts As The Company Prepares For Its Tuskegee Smart City project.”  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
3.34	Articles of Amendment to Articles of Incorporation – Series A Preferred Stock
3.35	Articles of Amendment to Articles of Incorporation – Series A Preferred Stock
3.36	Articles of Amendment to Articles of Incorporation – Series D Preferred Stock
3.37	Articles of Amendment to Articles of Incorporation – Series E Preferred Stock
3.38	Articles of Amendment to Articles of Incorporation – Series E Preferred Stock
4.19	Certificate of Designation of Series A Preferred Stock as Amended September 30, 2019
4.20	Certificate of Designation of Series A Preferred Stock as Amended July 5, 2022
4.21	Certificate of Designation of Series D Preferred Stock as Amended March 20, 2022
4.22	Certificate of Designation of Series E Preferred Stock
4.23	Certificate of Designation of Series E Preferred Stock as Amended March 20, 2022
99.1	Press Release dated July 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By: /s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title: Chief Executive Officer

Date: July 20, 2022

3